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[HOMESTEAD FUNDS LOGO]


                              HOMESTEAD FUNDS, INC.
                        SUPPLEMENT DATED FEBRUARY 9, 2004
                       TO THE PROSPECTUS DATED MAY 1, 2003

This supplement describes changes to the prospectus dated May 1, 2003. These changes are intended to offer shareholders additional protections against the higher costs and performance impact of frequent short-term trading. Please read this supplement carefully and keep it with your prospectus for future reference.

The section Excessive Trading on page 52 and the section Service Changes Policy on page 55 are deleted. In place of these deletions, the following section is added:

POLICIES DESIGNED TO LIMIT SHORT-TERM TRADING
Redemption Fee
The Nasdaq-100 Index Tracking Stock(SM) Fund and the International Stock Index Fund impose a 2% fee on shares purchased on or after May 1, 2004, and redeemed (either by selling shares or exchanging into another Fund) within 30 days after purchase. Shares held more than 30 days are not subject to the 2% redemption fee.

This fee does not apply to 1) reinvestment of Fund distributions (dividends and capital gains) or 2) transactions made as part of an automatic investment, exchange or withdrawal plan. The 2% fee does not apply to redemptions from any other Homestead Fund.

Redemption fees are paid to the Funds and not to RE Advisers or RE Investment Corporation. The fee is intended to offset the additional brokerage commissions and other costs the Funds incur as a result of frequent short-term trading. Shares held the longest will always be redeemed first.

Limits on Exchange Frequency
The Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund and Small-Company Stock Fund may at their discretion limit shareholders from making frequent exchanges. Any shareholder subject to an exchange limitation will be notified in writing before such a limitation is implemented.

The Funds reserve the right to modify their short-term trading policies at any time without advance notice to shareholders.